                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2002 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 2003.

                                                  /s/ R. L. Waltrip
                                             -----------------------------------
                                             R. L. WALTRIP

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2002 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 2003.

                                                  /s/ Jeffrey E. Curtiss
                                               ---------------------------------
                                               JEFFREY E. CURTISS

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorney and agent with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2002 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 2003.



                                                      /s/ Eric D. Tanzberger
                                                -------------------------------
                                                ERIC D. TANZBERGER

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2002 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 2003.

                                                  /s/ Anthony L. Coelho
                                             -----------------------------------
                                             ANTHONY L. COELHO

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2002 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 2003.

                                                      /s/ Jack Finkelstein
                                              ----------------------------------
                                              JACK FINKELSTEIN

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2002 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 2003.

                                                  /s/ A. J. Foyt, Jr.
                                              ----------------------------------
                                              A. J. FOYT, JR.

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2002 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 2003.

                                                    /s/ James H. Greer
                                                --------------------------------
                                                JAMES H. GREER

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2002 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 2003.

                                                     /s/ B. D. Hunter
                                                --------------------------------
                                                B. D. HUNTER

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2002 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 2003.

                                                     /s/ Victor L. Lund
                                                --------------------------------
                                                VICTOR L. LUND

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2002 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 2003.

                                                      /s/ John W. Mecom, Jr.
                                                --------------------------------
                                                JOHN W. MECOM, JR.

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2002 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 2003.

                                                   /s/ Clifton H. Morris, Jr.
                                                --------------------------------
                                                CLIFTON H. MORRIS, JR.

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2002 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 2003.

                                                     /s/ E. H. Thornton, Jr.
                                                -------------------------------
                                                E. H. THORNTON, JR.

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2002 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 2003.

                                                     /s/ W. Blair Waltrip
                                                --------------------------------
                                                W. BLAIR WALTRIP

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Jeffrey E. Curtiss and James M. Shelger his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2002 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 2003.

                                                    /s/ Edward E. Williams
                                                --------------------------------
                                                EDWARD E. WILLIAMS